SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  May 25, 2004
                Date of Report (Date of earliest event reported)


                           HIRSCH INTERNATIONAL CORP.
             (Exact name of Registrant as specified in its charter)


         Delaware                    0-23434                   11-2230715
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                   Identification Number)



                             200 Wireless Boulevard
                            Hauppauge, New York 11788


                                 (631) 436-7100
              (Registrant's telephone number, including area code)


                                Page 1 of 2 Pages
                         Exhibit Index Appears at Page 2




Item 5.  Other Events

     On May 25, 2004, Hirsch International Corp. issued a press release announcing that it had entered into a non-binding Letter of Intent with a company that has expressed an interest in acquiring its Hometown Threads, LLC subsidiary. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND     EXHIBITS

         (c) EXHIBITS

                  99.1     Press Release Dated May 25, 2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HIRSCH INTERNATIONAL CORP.

                              By: /s/  Beverly Eichel
                                  ---------------------------------------------
                                       Beverly Eichel
                                       Vice President - Finance,
                                       Chief Financial Officer and Secretary

Dated:  May 27, 2004